Prospectus supplement dated May 22, 2019
to the following prospectus(es):
Soloist dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective on or about June 3, 2019, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Dreyfus Appreciation Fund, Inc.	BNY Mellon Appreciation Fund, Inc.
Dreyfus Balanced Opportunity Fund	BNY Mellon Balanced Opportunity Fund
Dreyfus S&P 500 Index Fund	BNY Mellon S&P 500 Index Fund
The Dreyfus Sustainable U.S. Equity Fund, Inc.	BNY Mellon Sustainable U.S. Equity Fund, Inc.
BNY Mellon Insight Core Plus Fund	BNY Mellon Core Plus Fund
As of the effective date, the Investment Advisor is changed to BNY Mellon Investment Management.
(2)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective on or about June 24, 2019, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Oppenheimer Variable Account Funds – Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund
Oppenheimer Global Fund	Invesco Oppenheimer Global Fund
PROS-2019-258
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